EXHIBIT (b)
-----------
         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         ---------------------------------------------------------------

     Pursuant to 18 U.S.C. Section 1350, the undersigned officer of the Buffalo USA Global Fund, Inc. (the "Fund"), does hereby certify, to such officer's knowledge, that the Fund's report on Form N-CSR for the period ended September 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


/s/  Kent W. Gasaway
--------------------------------------------------
Kent W. Gasaway
President and Treasurer, Buffalo USA Global Fund, Inc.

Dated:  December 5, 2003
        ----------------


This certification accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Buffalo USA Global Fund, Inc. for purposes of the Securities Exchange Act.




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